-------------------------------------------------------------------------------------------------------


                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549

                                  --------------------------



                                            FORM 8-K



                                         CURRENT REPORT
                              PURSUANT TO SECTION 13 OR 15(D) OF THE
                                 SECURITIES EXCHANGE ACT OF 1934


                                    DATE OF REPORT: APRIL 8, 2003



                                        CENTURY BANCORP, INC.
                         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             MASSACHUSETTS                         ______
    (STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NO.)                04-2498617
             INCORPORATION)                        0-15752            (IRS EMPLOYER IDENTIFICATION NO.)

            400 MYSTIC AVENUE                                                       02155
               MEDFORD, MA                                                        (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                               (781) 391-4000
                                        (REGISTRANT'S TELEPHONE NUMBER,
                                               INCLUDING AREA CODE)


-------------------------------------------------------------------------------------------------------

Item 5.  Other Events.
         ------------

     On April 8, 2003, Century Bancorp, Inc. (the "Company"), the Massachusetts bank holding company for Century Bank and Trust Company, issued a press release announcing the Company's results for the quarter ended March 31, 2003. The Company is attaching this press release as Exhibit 99.1 to this Current Report on Form 8-K

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (A)(B) Inapplicable

     (C) Exhibits

     99.1 Press Release issued by the Company on April 8, 2003 for the quarter ended March 31, 2003.

                                   SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTURY BANCORP, INC.

                                        /s/ Paul V. Cusick, Jr.
                                        _____________________
                                        Paul V. Cusick, Jr.
                                        Chief Financial Officer

Dated: April 8, 2003

                                                                   Exhibit 99.1


[GRAPHIC OMITTED]

NEWS RELEASE


FOR IMMEDIATE RELEASE
Contact:  Paul V. Cusick, Jr.
Phone:    (781) 393-4601
Fax:      (781) 393-4071


              CENTURY BANCORP, INC. REPORTS FIRST QUARTER RESULTS
                        AND DECLARES QUARTERLY DIVIDEND

MEDFORD, MA, APRIL 8, 2003---Century Bancorp Inc. (NASDAQ:CNBKA) () today announced net income of $204,000, or $0.04 per share diluted, for the first quarter ended March 31, 2003, compared to net income of $3,004,000, or $0.54 per share diluted, for the first quarter of 2002. Included in income for the quarter ended March 31, 2003 is the previously announced net tax charge of $3,229,000 associated with recent Massachusetts legislation that disallows the dividend deduction from a REIT. The tax charge includes additional state excise taxes, including interest (net of the federal tax deduction associated with such taxes and interest), relating to the years 1999 through 2002. Century's income before income taxes increased $666,000 or 14.0%.

At March 31, 2003, total equity capital was $98.7 million compared to $82.9 million at March 31, 2002. Century's leverage ratio stood at 7.67% on March 31, 2003, compared to 9.12% for the same period a year ago. Book value as of March 31, 2003 was $17.88 per share compared to $15.03 for the same period last year.

Century's allowance for loan losses was $8.8 million, or 1.76% of loans outstanding at the end of the first quarter, compared to $7.4 million, or 1.59% of loans outstanding at March 31, 2002. Non-accruing loans totaled $0.5 million at March 31, 2003, compared to $0.5 million at the end of the previous quarter and $0.7 million at March 31, 2002.

Net interest income totaled $11.7 million for the quarter ended March 31, 2003, versus $11.0 million for the same period in 2002. The 6.4% increase in net interest income for the year is mainly due to a 27.5% increase in the average balances of earning assets, combined with a similar increase in deposits and borrowed funds. The increase in volume was partially offset by a sixty-three basis point decrease in the net interest margin.

                                   --more --

On March 21, 2003, the Company completed the acquisition of Capital Crossings Bank's "Capital Crossing" branch office at 1220 Boylston Street, Chestnut Hill, Massachusetts, and substantially all of the retail deposits at Capital Crossing's main office at 101 Summer Street, Boston, Massachusetts. Century closed the Chestnut Hill branch and transferred all customers of the branch to its nearby branch office at 1184 Boylston Street, Brookline, Massachusetts. In addition, Century transferred all of the retail deposits from Capital Crossing's Summer Street branch to its branch at 24 Federal Street, Boston, Massachusetts. The acquisition included $192.7 million in deposits.


Century's Board of Directors voted a regular quarterly dividend of 11.00 cents ($0.11) per share on Century Class A common stock, and 5.50 cents ($0.0550) per share on Century Class B common stock. The dividends were declared payable May 15, 2003 to stockholders of record on May 1, 2003.


Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating nineteen full-service branches in the Greater Boston area, offers a full range of Business, Personal, Cash Management, Municipal and Investment products.


Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.


This press release contains certain "forward-looking statements" with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
March 31, 2003 and 2002   (000's)

                                                                    March 31,          March 31,
Assets                                                                2003               2002
------                                                            --------------     --------------
Cash and Due From Banks                                                  $74,423            $46,188
Federal Funds Sold and Interest-bearing Deposits In Other Banks           93,019                 17

Securities Available-For-Sale (AFS)                                      878,546            551,002

Securities Held-to-Maturity                                              168,969            127,986

Loans:
 Commercial & Industrial                                                  46,360             49,465
 Construction & Land Development                                          31,404             37,315
 Commercial Real Estate                                                  281,837            250,184
 Residential Real Estate                                                  89,524             92,593
 Consumer and Other                                                        9,229              8,164
 Home Equity                                                              39,764             29,963
                                                                  --------------     --------------

  Total Loans                                                            498,118            467,684
  Less: Allowance for Loan Losses                                          8,751              7,444
                                                                  --------------     --------------

  Net Loans                                                              489,367            460,240

Bank Premises and Equipment                                               14,451             11,751
Accrued Interest Receivable                                                9,643              8,978
Goodwill                                                                   2,717              2,717
Core Deposit Intangible                                                    4,059                117
Other Assets                                                              16,220             13,783
                                                                  --------------     --------------

   Total Assets                                                       $1,751,414         $1,222,779
                                                                  ==============     ==============

Liabilities
-----------
Demand Deposits                                                         $252,972           $212,186

Interest Bearing Deposits:
 Savings and NOW Deposits                                                285,437            199,893
 Money Market Accounts                                                   455,162            272,865
 Time Deposits                                                           323,180            183,902
                                                                  --------------     --------------

  Total Interest Bearing                                               1,063,779            656,660
                                                                  --------------     --------------

   Total Deposits                                                      1,316,751            868,846

Borrowed Funds:
 Securities Sold Under Agreements to Repurchase                           52,710             66,440
 Federal Home Loan Bank Advances and Other                               126,835            157,674
                                                                  --------------     --------------

  Total Borrowed Funds                                                   179,545            224,114

 Other Liabilities                                                       127,696             18,157
 Long Term Debt                                                           28,750             28,750
                                                                  --------------     --------------

 Total Liabilities                                                     1,652,742          1,139,867



Stockholders' Equity
--------------------
Common Stock                                                               5,949              5,947
Additional Paid-In Capital                                                11,128             11,101
Retained Earnings                                                         81,469             72,681
Treasury Stock                                                            (5,982)            (5,982)
Accumulated Other Comprehensive Income, Net of Taxes                       6,108               (835)
                                                                  ---------------     --------------

 Total Stockholders' Equity                                               98,672             82,912
                                                                  ---------------     --------------

   Total Liabilities & Stockholders' Equity                           $1,751,414         $1,222,779
                                                                  ===============     ==============

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
March 31, 2003 and 2002  (000's)

                                                                              (unaudited)
                                                                         Quarter & Year-to-date
                                                                     -------------------------------
                                                                         2003             2002
                                                                     -------------------------------

Interest Income:
 Loans                                                                    $8,533             $8,587
 Securities Held-to-Maturity                                               1,519              1,959
 Securities Available-for-Sale                                             7,618              6,095
 Federal Funds Sold and Interest-bearing Deposits In Other Banks              69                141
                                                                     ------------     --------------

  Total Interest Income                                                   17,739             16,782

Interest Expense:
 Savings and NOW Deposits                                                    494                585
 Money Market Accounts                                                     1,153              1,025
 Time Deposits                                                             1,907              1,909
 Securities Sold Under Agreements to Repurchase                              140                189
 FHLB Borrowings, Other Borrowed Funds and Long Term Debt                  2,366              2,098
                                                                     ------------     --------------

  Total Interest Expense                                                   6,060              5,806
                                                                     ------------     --------------

  Net Interest Income                                                     11,679             10,976

   Provision For Loan Losses                                                 225                300
                                                                     ------------     --------------

  Net Interest Income After
   Provision for Loan Losses                                              11,454             10,676

Other Operating Income
 Service Charges on Deposit Accounts                                       1,145              1,077
 Lockbox Fees                                                                801                887
 Brokerage Commissions                                                       135                267
 Other Income                                                                227                217
                                                                     ------------     --------------

  Total Other Operating Income                                             2,308              2,448

Operating Expenses
 Salaries                                                                  4,041              4,131
 Employee Benefits                                                         1,322              1,092
 Occupancy                                                                   650                571
 Equipment                                                                   288                539
 Other                                                                     2,039              2,035
                                                                     ------------     --------------

  Total Operating Expenses                                                 8,340              8,368
                                                                     ------------     --------------

   Income Before Income Taxes                                              5,422              4,756

    Provision for Income Taxes                                             5,218              1,752
                                                                     ------------     --------------

   Net Income                                                               $204             $3,004
                                                                     ============     ==============

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
March 31, 2003 and 2002    (000's)

                                                                   March 31,         March 31,
Assets                                                               2003              2002
------                                                         ---------------    ---------------
Cash and Due From Banks                                               $60,342            $56,261
Federal Funds Sold and Interest-Bearing Deposits in Other
Banks                                                                  23,719             34,691

Securities Available-For-Sale (AFS)                                   767,645            485,566
Securities Held-to-Maturity                                           121,768            135,332

  Total Loans                                                         501,831            457,775
  Less: Allowance for Loan Losses                                       8,629              7,278
                                                               ---------------    ---------------

  Net Loans                                                           493,202            450,497

Bank Premises and Equipment                                            13,222             11,840
Accrued Interest Receivable                                             9,695              8,202
Goodwill                                                                2,717              2,717
Core Deposit Intangible                                                   437                142
Other Assets                                                           11,826             12,989
                                                               ---------------    ---------------

   Total Assets                                                    $1,504,573         $1,198,237
                                                               ===============    ===============

Liabilities
-----------
Demand Deposits                                                      $250,413           $220,135

Interest Bearing Deposits:
 Savings and NOW Deposits                                             289,128            220,810
 Money Market Accounts                                                318,956            225,964
 Time Deposits                                                        265,455            198,971
  Total Interest Bearing                                       ---------------    ---------------
                                                                      873,539            645,745
                                                               ---------------    ---------------

   Total Deposits                                                   1,123,952            865,880

Borrowed Funds:
 Securities Sold Under Agreements to Repurchase                        54,612             67,399
 Federal Home Loan Bank Advances and Other                            172,326            133,059
                                                               ---------------    ---------------

  Total Borrowed Funds                                                226,938            200,458

 Other Liabilities                                                     24,041             17,794
 Long Term Debt                                                        28,750             28,750
                                                               ---------------    ---------------

 Total Liabilities                                                  1,403,681          1,112,882

Stockholders' Equity
--------------------
Common Stock                                                            5,949              5,947
Additional Paid-In Capital                                             11,125             11,096
Retained Earnings                                                      83,119             71,685
Treasury Stock                                                         (5,982)            (5,982)
Accumulated Other Comprehensive Income, Net of Taxes                    6,681              2,609
                                                               ---------------    ---------------



 Total Stockholders' Equity                                           100,892             85,355
                                                               ---------------    ---------------

   Total Liabilities & Stockholders' Equity                        $1,504,573         $1,198,237
                                                               ===============    ===============


Total Earning Assets                                                1,414,963          1,109,349
                                                               ===============    ===============

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
March 31, 2003 and 2002  (000's)


                                                                2003               2002
                                                           --------------     --------------

PERFORMANCE MEASURES:

Earnings per average share, basic, quarter                        $0.04              $0.54
Earnings per average share, diluted, quarter                      $0.04              $0.54
Earnings per average share, basic , year-to-date                  $0.04              $0.54
Earnings per average share, diluted, year-to-date                 $0.04              $0.54
Return on average assets                                           0.06%              1.02%
Return on average stockholders' equity                             0.82%             14.27%
Net interest margin (taxable equivalent)                           3.33%              3.96%
Efficiency ratio                                                  59.6%              62.3%
Book value per share                                             $17.88             $15.03

Common Share Data:
 Average shares outstanding, basic, quarter                   5,517,616          5,515,350
 Average shares outstanding, basic, year-to-date              5,517,616          5,515,350
 Average shares outstanding, diluted, quarter                 5,537,151          5,526,697
 Average shares outstanding, diluted, year-to-date            5,537,151          5,526,697

 Shares outstanding Class A                                   3,402,725          3,391,170
 Shares outstanding Class B                                   2,115,100          2,124,730
                                                           --------------     --------------
  Total shares outstanding                                    5,517,825          5,515,900
                                                           ==============     ==============


ASSETS QUALITY AND OTHER DATA:

Allowance for loan losses / loans                                  1.76%              1.59%
Nonaccrual loans                                                   $533               $701
Nonperforming assets                                               $533               $701
Loans 90 days past due and still accruing                            $1                 $8
Net (recoveries) charge-offs                                       ($20)              ($32)

Leverage ratio                                                     7.67%              9.12%
Tier 1 risk weighted capital ratio                                15.85%             18.20%
Total risk weighted capital ratio                                 17.07%             19.59%
Total risk weighted assets                                     $722,887           $597,120
